EXHIBIT 10.53

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.



                   DISTRIBUTION SERVICES AND STORAGE AGREEMENT

                                     BETWEEN

                               CELGENE CORPORATION

                                       AND

                                SHARP CORPORATION

                                 JANUARY 1, 2005

                                       1

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

                   DISTRIBUTION SERVICES AND STORAGE AGREEMENT

         This Amended and Restated Distribution Services Agreement entered into this 1st day of January, 2005, by and between Celgene Corporation, a Delaware corporation ("CELGENE"), and Sharp Corporation ("SHARP").

         WHEREAS, CELGENE and SHARP entered into a Distribution Services Agreement dated June 12, 2000 (the "Agreement"); and

         WHEREAS, CELGENE and SHARP desire to amend and restate the Agreement in its entirety.

         NOW, THEREFORE, in consideration of the promises, covenants, agreements and other valuable consideration hereinafter set forth, the parties hereto hereby amend and restate the Agreement in its entirety as follows:

Article 1.      DEFINITIONS

         As used in this agreement, the following words and phrases shall have the following meanings:

                  (a) "FDA" shall mean the United States Food and Drug Administration, or any successor entity thereto.

                  (b) "Act" shall mean the United States Food, Drug and Cosmetics Act, as amended, and rules and regulations promulgated thereunder.

                  (c)      "Products" are defined in schedule 1.(c)

                  (d) "SHARP facility" shall mean SHARP's facility either owned or leased by Sharp, at which SHARP provides distribution services for pharmaceutical products.

                  (e)      "API" shall mean the active pharmaceutical ingredient
                           required  to   manufacture  a  formulation   of  drug
                           product.

                  (f)      "One Time Costs" as defined in schedule 1.(f)

Article 2.      TERM

         This Agreement shall be in effect for an initial term of *** years commencing January 1st, 2005 (the "Initial Term"), for the distribution of Celgene products, if not earlier terminated according to Article 5 of this Agreement. The term of this Agreement shall automatically renew for successive ***-year periods unless either party hereto gives the

                                       2

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

         other notice of non-renewal hereof at least *** months prior to the expiration of the Initial Term or any *** year renewal period, as the case may be. Distribution terms of in-licensed product are subject to the term of the individual licensing agreements.

Article 3.      ENGAGEMENT; SERVICES

3.01 CELGENE hereby engages SHARP and SHARP hereby accepts the engagement by CELGENE, to provide the services hereinafter described on the terms, and subject to the conditions set forth in this Agreement.

3.02 SHARP will, as agent for CELGENE, process sales orders for the Products, ship the Products and process returns of the Products. Without limiting the generality of the preceding sentence, SHARP will

                  (a) dedicate at least *** square feet at the SHARP facility for the warehousing of the Products, the processing of sales orders for the Products and the processing of returns of the Products;

                  (b) dedicate at least *** full-time SHARP employees to provide the services described herein;

                  (c) provide storage space at the SHARP facility to store API as needed;

                  (d)      provide  perpetual   tracking  of  inventory  of  the
                           Products by lot number.

                  (e) provide supervision of the destruction of returned and expired Products; and provide reporting and documentation of product destruction within ten business days of destruction of product.

                  (f)      provide for the  refrigerated,          2-8(degrees)C
                           (36-46(degrees)F), storage as required.

                  (g)      provide   office  space  for  at  least  ***  Celgene
                           employee.

3.03 CELGENE will provide SHARP remote access to CELGENE's validated sales order processing system, and the computer equipment to be described on
         Schedule 3.03 hereto for the purpose of such access and to enable SHARP to report on a daily work-day basis to CELGENE. SHARP acknowledges that any and all information equipment, inventory or other items provided to SHARP pursuant to this Agreement shall be and remain the exclusive property of CELGENE, shall be used by SHARP solely for the purpose of rendering the services provided for hereunder and shall be returned promptly by SHARP to CELGENE upon termination of this Agreement, without SHARP having retained any copy thereof.

Article  4.     FEES, EXPENSES

                                       3

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.


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4.01     For all services to be rendered by SHARP to CELGENE hereunder,  CELGENE shall pay SHARP the fees set forth on Schedule 4.01 hereto at the times also described in such Schedule.

4.02     Freight charges will be billed directly to CELGENE by carriers.

4.03 Additional charges due to volume demand, changes required by Celgene, and/or annual inflation/wage increases, to be mutually agreed upon. Reductions in charges due to volume decline or other similar factors, are to be negotiated in good faith and mutually agreed upon. If the parties cannot agree on the price adjustments, the parties will abide by the opinion of a mutually agreed upon arbitrator.

5.       TERMINATION

5.01 Upon the occurrence of the following events, either party may terminate this Agreement by giving the other party *** days prior written notice:

                  (a) If the other party is unable to pay its debts, becomes bankrupt or insolvent or enters into liquidation whether compulsory or voluntary, or compounds with or convenes a meeting of its creditors, or has a receiver appointed overall or part of its assets, or takes or suffers any similar action in consequence of a debt, or ceases for any reason to carry on business; or

                  (b) Upon the breach of any material provision of this Agreement by the other party if the breach is not cured within *** days after written notice thereof to the party in default and the material breach continues to exist at the time of notice of termination.

5.02 CELGENE may terminate this Agreement at any time by giving *** days written notice to SHARP, if CELGENE, in its sole discretion, determines that it will no longer market the Products or if the FDA withdraws approval of the manufacture or marketing of the Products. CELGENE may terminate this agreement if the FDA or any other regulatory agency that regulates the Products takes any action the result of which is to prohibit the manufacture, sale or use or any similar action of the Products or any raw material contained therein or to impose significant restriction.

5.03 The Agreement may be terminated Pursuant to Article 2, which provides for termination, by notice from either party, upon expiration of the Initial Term or any *** period.

5.04 Termination, expiration, or cancellation of this Agreement through any means and for any reason shall not relieve the parties of any obligation accruing prior thereto, including but not limited to the confidentiality provisions herein and the obligation to pay money, and shall be without prejudice to the rights and remedies of either party with respect to the antecedent breach of any of the provisions of this Agreement. During the term of this Agreement and for a period of *** years thereafter, both parties hereto, subject to applicable laws, shall maintain in confidence all information received from the other party resulting from or related to the matters contemplated by this Agreement.

                                       4

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

5.05 If for any reason Celgene terminates contract prior to full term, Celgene will repay Sharp's facility "one time costs" according to schedule 5.05.

Article 6.      REPRESENTATION, WARRANTY AND COVENANT

         SHARP represents and warrants to, and covenants with, CELGENE that it shall render its services hereunder in compliance with all applicable laws and regulations, including, but not limited to, those dealing with occupational safety and health, those dealing with public safety and health, those dealing with protecting the environment, and those dealing with disposal of wastes.

Article 7.      INDEMNIFICATION

7.01 CELGENE shall indemnify and hold SHARP, its officers, directors, agents, servants, and employees harmless against all claims, losses, damages and liabilities, including reasonable legal expenses, arising out of CELGENE'S duties under this Agreement or the use of the products, and which are not attributable to:

                  (a)      the negligence of SHARP or its agents or employees,

                  (b)      the   failure   of  SHARP  to  follow   the   written
                           instructions and specifications of CELGENE; or

                  (c)      SHARP's breach of this Agreement.

         SHARP shall not settle any such claim without the prior written approval of CELGENE and CELGENE shall have the right, if it so wishes, to conduct negotiations to settle, settle or conduct any litigation arising out of, any such claim. SHARP shall provide prompt notice of any claim to CELGENE and shall cooperate in the defense of the claim.

7.02 SHARP shall indemnify and hold CELGENE, its officers, directors, agents, servants, and employees harmless against all claims, losses, damages, and liabilities including reasonable legal expenses, arising out of SHARP's duties under this Agreement and which are not attributable to:

                  (a) any act or negligence of CELGENE or its agents or employees,

                  (b) the failure of CELGENE or its employees to comply with applicable law or regulations, or

                  (c)      Celgene's breach of this Agreement.

         CELGENE shall not settle any such claim without the prior written approval of SHARP, and that SHARP shall have the right, if it so wishes, to conduct negotiations to settle, settle or conduct any litigation arising out of, any such claim. CELGENE shall provide

                                       5

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

         prompt and written notice of any such claim to SHARP and shall cooperate in the defense of the claim.

7.03 The indemnification obligations set forth in this Article 7 shall survive the termination of this Agreement.

Article 8.      QUALITY AGREEMENT

         A Quality Agreement shall be in place by March 15, 2005 or a date shortly after that is mutually agreed upon by both parties.

Article 9       RIGHTS TO INSPECT

9.01     In  performing  distribution  of the  Products  hereunder,  SHARP shall permit CELGENE and/or its designated representative, but not a competitor of Sharp, to inspect on a regular basis or as needed, but not less than once per year that portion of SHARP Facility to evaluate SHARP's work practices, supporting systems, documents and records associated with the Products and make such copies of the documents as reasonably necessary for the purpose of assessing SHARP's compliance with applicable regulations. Additionally, SHARP shall from time to time permit CELGENE and/or its designated representative access to the SHARP Facility for the purpose of confirming inventory of the Products on hand, as and when such confirmation is determined to be appropriate by CELGENE's external auditors. All such reviews shall be conducted upon reasonable prior notice by CELGENE.

9.02 SHARP shall keep CELGENE fully informed of the steps taken by SHARP to resolve any outstanding issues with the FDA and the anticipated timetable of resolution of such issues as it applies to either of the Products.

Article 10      ASSIGNMENT

         This Agreement may not be assigned or transferred by SHARP without the prior written consent of CELGENE. In the event there is a change of control of SHARP or its business, this Agreement will remain in effect and bind the acquirer.

Article 11      COURT PROCEEDINGS; GOVERNING LAW

         Any court proceeding initiated by one party against the other with respect to any dispute under this Agreement shall be commenced in the United States District Court for the Eastern District of New Jersey. This Agreement will be governed by, and construed in accordance with, the laws of the State of New Jersey.

Article 12      FORCE MAJEURE

         Any delay in the performance of any of the duties or obligations of either party (except the payment of money due hereunder) shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period

                                       6

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

         of such delay; provided that such delay has been caused by or is the result of any acts of God, acts of the public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, or boycotts, equipment failure, fires, explosions, floods, shortages of material or energy or other unforeseeable causes beyond the reasonable control of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonably possible. Not withstanding the forgoing, if SHARP is unable to perform for any of the above enumerated reasons, CELGENE shall be relieved of its obligations hereunder during the pendency thereof, and if such inability of SHARP to perform continues for a period longer than *** days, CELGENE shall have a right to terminate this Agreement.

Article 13.     SEVERABILITY

3.04 In the event that any provision of this Agreement is judicially determined to be void or unenforceable, such provision shall be construed to be separable from the other provisions of this Agreement which shall retain full force and effect.

Article 14      HEADINGS

         All titles and captions in this Agreement are for convenience purposes only and shall not be of any force or substance.

Article 15      USE OF NAMES

         Except as expressly required pursuant to the Act, neither party will without the prior written consent of the other: (a) use in advertising, publicity, promotional premiums or otherwise, any trade name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by either party, or (b) represent, either directly or indirectly, that any product or service of one party is a product or service of the other.

Article 16      INDEPENDENT CONTRACTOR

3.05 Each party is acting under this Agreement as an independent contractor and not as the agent or employee of the other. Each party understands and agrees that it has no authority to assume any obligation on behalf of the other party and that it shall not hold out to third parties that it has any authority to act on the other party's behalf except as expressly permitted herein. Unless otherwise expressly stated herein, each party shall be responsible for its own expenses relating to its performance under this Agreement and shall not incur expenses for the other party's account unless expressly authorized herein or by subsequent written agreements.

Article 17      WAIVER

         No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of both parties hereto. Failure by

                                       7

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.


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         either  party to enforce any rights under this  Agreement  shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

Article 18      PUBLIC DISCLOSURE

         Neither party shall disclose to any third party or originate any publicity, news release or public announcement, written or oral, whether to the public or the press, or otherwise, refer into the terms of this Agreement, including its existence, the subject matter to which it relates, the performance under it or any of its specific terms and conditions, except by such announcements as are (i) mutually agreed upon by the parties in writing, or (ii) in the opinion of counsel for the party making such announcement are required by law. If a party believes a public announcement to be required by law with respect to this Agreement, it will give the other party such notice as is reasonably practicable and an opportunity to comment upon the announcement.

ARTICLE 19      NOTICES

         Unless otherwise specified herein, all notices required or permitted to be given under this Agreement shall be in writing and shall be delivered either personally and promptly confirmed by such registered or certified mail or overnight courier service or sent by registered or certified mail, return receipt requested, or by overnight courier service, postage prepaid in each case, or by facsimile and promptly confirmed by such registered certified mail or overnight courier service to the receiving party at such party's address set forth below, or at such other address as may from time to time be furnished by similar notice by either party. Any notice sent by registered or certified mail as aforesaid shall be deemed to have been given when mailed, and shall be effective upon receipt.

         If to SHARP:

         Sharp Corporation
         7451 Keebler Way
         Allentown, Pennsylvania  18106
         Attention:_Chief Financial Officer

If to CELGENE:

         Celgene Corporation
         86 Morris Avenue
         Summit, New Jersey 07901 U.S.A.
         Attention:  Vice President, Legal and Chief Counsel

         or to such other address as the addressee shall have last furnished in writing to the addresser.

                                       8

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.

ARTICLE 20.     ENTIRE AGREEMENT

20.01 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all written or oral agreements or understandings with respect thereto.

20.02 Neither party shall claim any amendment, modification, or release from any provision, hereof, unless such an amendment is in writing signed by an authorized representative of each party.

SHARP CORPORATION                           CELGENE CORPORATION

By:***                                      By:***


Name:***                                    Name:***
Title:***                                   Title:***
Date: 4/11/05                               Date: April 13, 2005

                                       9

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission.